EXHIBIT 10.31



                                    AMENDMENT

This Amendment is by and between CitiCapital Commercial Corporation ("Secured Party") and RDO Material Handling Co. ("Debtor") and shall amend, be attached to and specifically incorporated in that certain Loan and Security Agreement dated October 23, 2002 between Secured Party and Debtor (referred to hereafter as the "Security Agreement").

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Secured Party and Debtor agree to amend the Security Agreement and the Supplemental as follows:

1. The first paragraph of section 4.3(a) amended and restated, in its entirety, to read as follows:

     Guarantor must maintain Adjusted Net Worth greater than $50,000,000.

2.   This Amendment shall be effective as of   3/10/03  .
                                            ------------

3. The Security Agreement, as amended, shall remain in full force and effect.


Dated:       March 3, 2003
      ---------------------------


RDO Material Handling Co.                     CitiCapital Commercial Corporation
(Debtor)                                      (Secured Party)

By:      /s/ Thomas K. Espel                  By:       /s/ James E. Chesser
      ---------------------------                   ----------------------------

Title:   Treasurer                            Title:    Vice President
      ---------------------------                   ----------------------------



AD023031